                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         Robert Half International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                         ROBERT HALF INTERNATIONAL INC.
                              2884 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                                   TO BE HELD
                            WEDNESDAY, JULY 8, 1998
                                   9:00 A.M.

To the Stockholders:

    A special meeting of stockholders of ROBERT HALF INTERNATIONAL INC. (the "Company") will be held at 9:00 a.m. on Wednesday, July 8, 1998 at 2884 Sand Hill Road, Suite 200, Menlo Park, California 94025. The meeting will be held for the following purposes:

    1. To approve an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock.

    2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

    Only stockholders of record at the close of business on May 21, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          STEVEN KAREL
                                          SECRETARY

Menlo Park, California
May   , 1998

                                  --IMPORTANT--
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                         THANK YOU FOR ACTING PROMPTLY.

                         ROBERT HALF INTERNATIONAL INC.

                              -------------------

                                PROXY STATEMENT
                              -------------------

                                  INTRODUCTION

    The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the "Board") of Robert Half International Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 2884 Sand Hill Road, Menlo Park, California 94025. The approximate date on which this proxy statement and the enclosed proxy are being
mailed to the Company's stockholders is May   , 1998. The proxy is solicited for
use at the special meeting of stockholders (the "Meeting") to be held at 9:00 a.m. on Wednesday, July 8, 1998, at the principal executive offices of the Company. Only stockholders of record on May 21, 1998 will be entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting. Each share is entitled to one vote. At the close of business on May 21, 1998 the Company
had outstanding and entitled to vote         shares of its common stock, $.001
par value ("Common Stock").

    A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person. Solicitation of proxies may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Costs of solicitation will be borne by the Company.

    An automated system administered by the Company's transfer agent will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                  PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

    The Board of Directors of the Company has approved and recommends that the stockholders approve a proposal to amend Section 4.A of the Company's Restated Certificate of Incorporation to increase the authorized shares of the Company's common stock (the "Common Stock") from 160,000,000 shares to 260,000,000 shares. No change is proposed to be made to the number of authorized shares of Preferred Stock.

    The Board of Directors has considered the declaration and payment of a stock dividend at a future date, subject to appropriate market and other conditions. The Board of Directors of the Company believes the proposed increase in the authorized shares of Common Stock is in the best interests of the Company and its stockholders because it would enable the Board to declare such a stock dividend at a future date, if it so determines, and would provide the Company with needed flexibility to act with respect to possible future financings, investment opportunities, acquisitions and other corporate purposes without the delay and expense involved in obtaining stockholder approval each time an event requiring the issuance of shares may arise. However, the Company has no present plans to issue additional shares of Common Stock in the near future.

    The availability of authorized but unissued shares of Common Stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of the Company, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of such person. The Company has no plans for such issuances and this proposal is not being proposed in response to a known effort to acquire control of the Company.

    At the Annual Meeting, the stockholders will be asked to approve the following resolution:

    RESOLVED, that the directors and officers of Robert Half International Inc. are hereby authorized and directed to amend Section 4.A of this corporation's Restated Certificate of Incorporation, as appropriate, to increase the number of authorized shares of Common Stock of this corporation from 160,000,000 shares to 260,000,000 shares.

    Approval of the resolution requires the vote of a majority of the outstanding shares of the Company's Common Stock.

    THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

                           BENEFICIAL STOCK OWNERSHIP

    The following table sets forth information as of April 30, 1998 concerning beneficial ownership of Common Stock by (i) the only persons known to the Company to be beneficial owners of 5% or more of the outstanding Common Stock,
(ii) each director, (iii) the five executive officers of the Company who had the highest combination of salary and bonus during 1997, and (iv) all executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are currently exercisable or become exercisable on or before June 30, 1998 ("Exercisable Options"). All persons have sole voting and investment power except as otherwise indicated.

                                                       SHARES OF      PERCENT
                                                     COMMON STOCK        OF
                                                     BENEFICIALLY      COMMON
             NAME OF BENEFICIAL OWNER                  OWNED(A)        STOCK
--------------------------------------------------  ---------------   --------
Putnam Investments, Inc. .........................  12,068,271(a)     13.1%
  One Post Office Square
  Boston, MA 02109
FMR Corp. ........................................  6,007,750(b)       6.5%
  82 Devonshire Street
  Boston, MA 02109
Ronald Baron......................................  4,650,512(c)       5.1%
  Baron Capital Group, Inc.
  767 Fifth Avenue
  New York, NY 10153
Andrew S. Berwick, Jr. ...........................    282,000(d)       0.3%
Frederick P. Furth................................  2,569,300(e)       2.8%
Edward W. Gibbons.................................    821,835(f)       0.9%
Harold M. Messmer, Jr.............................  1,803,216(g)       2.0%
Frederick A. Richman..............................     58,500(h)       0.1%
Thomas J. Ryan....................................    228,318(i)       0.3%
J. Stephen Schaub.................................  2,786,229(j)       3.0%
M. Keith Waddell..................................    660,857(k)       0.7%
Robert W. Glass...................................    279,584(l)       0.3%
Steven Karel......................................    138,641(m)       0.2%
Barbara J. Forsberg...............................    187,776(n)       0.2%
All executive officers and directors as a group
  (11 persons)....................................  9,816,256         10.5%

------------------------

(a) Information is as of December 31, 1997, the latest date for which information is available to the Company. According to a Schedule 13G filed by Putnam Investments, Inc., these shares are held indirectly by Putnam Investments, Inc. and its parent, Marsh & McLennan Companies, Inc. and directly by various entities controlled by Putnam Investments, Inc., including Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., all of which own such shares in their capacities as investment advisers or investment managers. According to the Schedule 13G, shared dispositive power is held with respect to all of such shares and shared voting power is held with respect to 457,485 of such shares.

(b) Information is as of December 31, 1997, the latest date for which information is available to the Company. According to a Schedule 13G filed by FMR Corp., these shares are held indirectly by FMR Corp. and Edward C. Johnson 3d (Chairman and a significant stockholder of FMR Corp.) and Abigail
    P. Johnson (director and a significant stockholder of FMR Corp.) and directly by various entities controlled by FMR Corp., including Fidelity Management & Research Company and Fidelity Management Trust Company, all of which own such shares in their capacities as investment advisers, investment companies, investment managers or banks. According to the Schedule 13G, sole dispositive power is held with respect to all of such shares and sole voting power is held with respect to 226,100 of such shares.

(c) Information is as of February 12, 1998, the latest date for which information is available to the Company. According to a Schedule 13D filed by Mr. Baron, 75,000 of these shares are held directly by him and the remaining shares are held directly or indirectly by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Baron Asset Fund, each of which is a holding company, investment advisor or investment company of which Mr. Baron is President or Chief Executive Officer. According to the
    Schedule 13D, shared dispositive and voting power is held with respect to 3,711,312 of such shares.

(d) Includes 78,000 shares that may be acquired upon the exercise of Exercisable Options.

(e) Includes 1,641,600 shares as to which Mr. Furth has voting power but not dispositive power, 162,400 shares owned by the Furth Family Foundation, a charitable foundation of which Mr. Furth is a director, as to which shares Mr. Furth has shared voting and dispositive powers, and 78,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 4,500 shares owned by Mr. Furth's wife, as to which shares he has sole voting and dispositive power.

(f) Includes 108,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 15,000 shares owned by Mr. Gibbons' wife.

(g) Includes 735,601 shares that may be acquired upon the exercise of Exercisable Options, 954,623 shares acquired pursuant to Company benefit plans, as to which shares Mr. Messmer has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 94,464 shares as to which Mr. Messmer shares voting and dispositive power with his wife and 14,724 shares held by Mr. Messmer as custodian for his children, as to which shares Mr. Messmer has voting and dispositive power but disclaims beneficial ownership.

(h) Includes 48,000 shares that may be acquired upon the exercise of Exercisable Options.

(i) Includes 78,000 shares that may be acquired upon the exercise of Exercisable Options and 12,750 shares held by NAYR Group, LP, of which Mr. Ryan is a limited partner.

(j) Includes 48,000 shares that may be acquired upon the exercise of Exercisable Options, 73,362 shares owned by Schaub Family Partners, LP, of which Mr. Schaub is general partner but has no limited partnership interest, and 28,500 shares held by The Schaub Foundation, as to which shares Mr. Schaub shares voting and dispositive power but in which he has no pecuniary interest. Also includes 1,294,254 shares as to which Mr. Schaub has voting power (and with respect to 458,559 of which shares Mr. Schaub has a right of first refusal) but in which he has no pecuniary interest.

(k) Includes 243,448 shares that may be acquired upon the exercise of Exercisable Options, 385,101 shares acquired pursuant to Company benefit plans, as to which shares Mr. Waddell has sole voting power but as to which disposition is restricted pursuant to the terms of such plans and 32,308 shares as to which Mr. Waddell shares voting and dispositive power with his wife.

(l) Includes 160,268 shares that may be acquired upon the exercise of Exercisable Options, 57,428 shares acquired pursuant to Company benefit plans, as to which shares Mr. Glass has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, and 60,148 shares as to which Mr. Glass shares voting and dispositive power with his wife.

(m) Includes 42,230 shares that may be acquired upon the exercise of Exercisable Options and 55,431 shares acquired pursuant to Company benefit plans, as to which shares Mr. Karel has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.

(n) Includes 104,902 shares that may be acquired upon the exercise of Exercisable Options and 57,125 shares acquired pursuant to Company benefit plans, as to which shares Ms. Forsberg has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.

                             STOCKHOLDER PROPOSALS

    To be considered for presentation at the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received at the office of the Company not later than November 25, 1998.

                                 OTHER MATTERS

    The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          STEVEN KAREL

                                          SECRETARY

Menlo Park, California
May   , 1998

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, POST-PAID ENVELOPE.

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                          ROBERT HALF INTERNATIONAL INC.
                               2884 SAND HILL ROAD
                              MENLO PARK, CA 94025

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Harold M. Messmer, Jr. and Andrew S. Berwick, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Robert Half International Inc. held of record by the undersigned on May 21, 1998 at the special meeting of stockholders to be held on July 8, 1998 or any adjournment thereof.

                              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


                                                                    See Reverse
                                                                        Side

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

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  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                                        PLEASE MARK YOUR    /X/
                                                        CHOICES LIKE THIS

1.   Proposal to amend the Restated Certificate of Incorporation:

          / / FOR            / / AGAINST          / / ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature _____________________________________________________________________

Signature, if held jointly ____________________________________________________

Date ___________________, 1998

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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